Exhibit 24.1

POWER OF ATTORNEY

WHEREAS Consolidated Edison, inc. (“Con Edison”), Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) and Orange and Rockland Utilities, Inc. (“O&R”) each intends to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended (the “Act”), its Annual Report on Form 10-K for the fiscal year ended December 31, 2003 (the “Form 10-K”) with any and all exhibits and other documents having relation thereto, as prescribed by the Securities and Exchange Commission pursuant to the Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

NOW, THEREFORE,

KNOW ALL BY THESE PRESENTS that the undersigned, in his or her capacity as a director and/or officer, as the case may be, of one or more of Con Edison, Con Edison of New York and O&R, as the case may be, does hereby constitute and appoint Joan S. Freilich, Edward J. Rasmussen and Peter A. Irwin, and each of them severally, his or her true and lawful attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, the Form 10-K for the company or companies as to which the undersigned serves in such capacity, and any and all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission.  Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming all that said attorneys-in-fact or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 24th day of February 2004.

/s/ Eugene R. McGrath
Eugene R. McGrath

POWER OF ATTORNEY

WHEREAS Consolidated Edison, inc. (“Con Edison”), Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) and Orange and Rockland Utilities, Inc. (“O&R”) each intends to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended (the “Act”), its Annual Report on Form 10-K for the fiscal year ended December 31, 2003 (the “Form 10-K”) with any and all exhibits and other documents having relation thereto, as prescribed by the Securities and Exchange Commission pursuant to the Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

NOW, THEREFORE,

KNOW ALL BY THESE PRESENTS that the undersigned, in his or her capacity as a director and/or officer, as the case may be, of one or more of Con Edison, Con Edison of New York and O&R, as the case may be, does hereby constitute and appoint Joan S. Freilich, Edward J. Rasmussen and Peter A. Irwin, and each of them severally, his or her true and lawful attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, the Form 10-K for the company or companies as to which the undersigned serves in such capacity, and any and all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission.  Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming all that said attorneys-in-fact or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 24th day of February 2004.

/s/ Joan S. Freilich
Joan S. Freilich

POWER OF ATTORNEY

WHEREAS Consolidated Edison, inc. (“Con Edison”), Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) and Orange and Rockland Utilities, Inc. (“O&R”) each intends to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended (the “Act”), its Annual Report on Form 10-K for the fiscal year ended December 31, 2003 (the “Form 10-K”) with any and all exhibits and other documents having relation thereto, as prescribed by the Securities and Exchange Commission pursuant to the Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

NOW, THEREFORE,

KNOW ALL BY THESE PRESENTS that the undersigned, in his or her capacity as a director and/or officer, as the case may be, of one or more of Con Edison, Con Edison of New York and O&R, as the case may be, does hereby constitute and appoint Joan S. Freilich, Edward J. Rasmussen and Peter A. Irwin, and each of them severally, his or her true and lawful attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, the Form 10-K for the company or companies as to which the undersigned serves in such capacity, and any and all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission.  Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming all that said attorneys-in-fact or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 24th day of February 2004.

/s/ Edward J. Rasmussen
Edward J. Rasmussen

POWER OF ATTORNEY

WHEREAS Consolidated Edison, inc. (“Con Edison”), Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) and Orange and Rockland Utilities, Inc. (“O&R”) each intends to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended (the “Act”), its Annual Report on Form 10-K for the fiscal year ended December 31, 2003 (the “Form 10-K”) with any and all exhibits and other documents having relation thereto, as prescribed by the Securities and Exchange Commission pursuant to the Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

NOW, THEREFORE,

KNOW ALL BY THESE PRESENTS that the undersigned, in his or her capacity as a director and/or officer, as the case may be, of one or more of Con Edison, Con Edison of New York and O&R, as the case may be, does hereby constitute and appoint Joan S. Freilich, Edward J. Rasmussen and Peter A. Irwin, and each of them severally, his or her true and lawful attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, the Form 10-K for the company or companies as to which the undersigned serves in such capacity, and any and all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission.  Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming all that said attorneys-in-fact or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 24th day of February 2004.

/s/ John D. McMahon
John D. McMahon

POWER OF ATTORNEY

WHEREAS Consolidated Edison, inc. (“Con Edison”), Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) and Orange and Rockland Utilities, Inc. (“O&R”) each intends to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended (the “Act”), its Annual Report on Form 10-K for the fiscal year ended December 31, 2003 (the “Form 10-K”) with any and all exhibits and other documents having relation thereto, as prescribed by the Securities and Exchange Commission pursuant to the Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

NOW, THEREFORE,

KNOW ALL BY THESE PRESENTS that the undersigned, in his or her capacity as a director and/or officer, as the case may be, of one or more of Con Edison, Con Edison of New York and O&R, as the case may be, does hereby constitute and appoint Joan S. Freilich, Edward J. Rasmussen and Peter A. Irwin, and each of them severally, his or her true and lawful attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, the Form 10-K for the company or companies as to which the undersigned serves in such capacity, and any and all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission.  Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming all that said attorneys-in-fact or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 24th day of February 2004.

/s/ Louis M. Bevilacqua
Louis M. Bevilacqua

POWER OF ATTORNEY

WHEREAS Consolidated Edison, inc. (“Con Edison”), Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) and Orange and Rockland Utilities, Inc. (“O&R”) each intends to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended (the “Act”), its Annual Report on Form 10-K for the fiscal year ended December 31, 2003 (the “Form 10-K”) with any and all exhibits and other documents having relation thereto, as prescribed by the Securities and Exchange Commission pursuant to the Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

NOW, THEREFORE,

KNOW ALL BY THESE PRESENTS that the undersigned, in his or her capacity as a director and/or officer, as the case may be, of one or more of Con Edison, Con Edison of New York and O&R, as the case may be, does hereby constitute and appoint Joan S. Freilich, Edward J. Rasmussen and Peter A. Irwin, and each of them severally, his or her true and lawful attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, the Form 10-K for the company or companies as to which the undersigned serves in such capacity, and any and all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission.  Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming all that said attorneys-in-fact or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 20th day of February 2004.

/s/ Vincent A. Calarco
Vincent A. Calarco

POWER OF ATTORNEY

WHEREAS Consolidated Edison, inc. (“Con Edison”), Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) and Orange and Rockland Utilities, Inc. (“O&R”) each intends to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended (the “Act”), its Annual Report on Form 10-K for the fiscal year ended December 31, 2003 (the “Form 10-K”) with any and all exhibits and other documents having relation thereto, as prescribed by the Securities and Exchange Commission pursuant to the Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

NOW, THEREFORE,

KNOW ALL BY THESE PRESENTS that the undersigned, in his or her capacity as a director and/or officer, as the case may be, of one or more of Con Edison, Con Edison of New York and O&R, as the case may be, does hereby constitute and appoint Joan S. Freilich, Edward J. Rasmussen and Peter A. Irwin, and each of them severally, his or her true and lawful attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, the Form 10-K for the company or companies as to which the undersigned serves in such capacity, and any and all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission.  Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming all that said attorneys-in-fact or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 19th day of February 2004.

/s/ George Campbell Jr.
George Campbell Jr.

POWER OF ATTORNEY

WHEREAS Consolidated Edison, inc. (“Con Edison”), Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) and Orange and Rockland Utilities, Inc. (“O&R”) each intends to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended (the “Act”), its Annual Report on Form 10-K for the fiscal year ended December 31, 2003 (the “Form 10-K”) with any and all exhibits and other documents having relation thereto, as prescribed by the Securities and Exchange Commission pursuant to the Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

NOW, THEREFORE,

KNOW ALL BY THESE PRESENTS that the undersigned, in his or her capacity as a director and/or officer, as the case may be, of one or more of Con Edison, Con Edison of New York and O&R, as the case may be, does hereby constitute and appoint Joan S. Freilich, Edward J. Rasmussen and Peter A. Irwin, and each of them severally, his or her true and lawful attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, the Form 10-K for the company or companies as to which the undersigned serves in such capacity, and any and all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission.  Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming all that said attorneys-in-fact or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 17th day of February 2004.

/s/ Gordon J. Davis
Gordon J. Davis

POWER OF ATTORNEY

WHEREAS Consolidated Edison, inc. (“Con Edison”), Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) and Orange and Rockland Utilities, Inc. (“O&R”) each intends to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended (the “Act”), its Annual Report on Form 10-K for the fiscal year ended December 31, 2003 (the “Form 10-K”) with any and all exhibits and other documents having relation thereto, as prescribed by the Securities and Exchange Commission pursuant to the Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

NOW, THEREFORE,

KNOW ALL BY THESE PRESENTS that the undersigned, in his or her capacity as a director and/or officer, as the case may be, of one or more of Con Edison, Con Edison of New York and O&R, as the case may be, does hereby constitute and appoint Joan S. Freilich, Edward J. Rasmussen and Peter A. Irwin, and each of them severally, his or her true and lawful attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, the Form 10-K for the company or companies as to which the undersigned serves in such capacity, and any and all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission.  Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming all that said attorneys-in-fact or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 18th day of February 2004.

/s/ Michael J. Del Guidice
Michael J. Del Guidice

POWER OF ATTORNEY

WHEREAS Consolidated Edison, inc. (“Con Edison”), Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) and Orange and Rockland Utilities, Inc. (“O&R”) each intends to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended (the “Act”), its Annual Report on Form 10-K for the fiscal year ended December 31, 2003 (the “Form 10-K”) with any and all exhibits and other documents having relation thereto, as prescribed by the Securities and Exchange Commission pursuant to the Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

NOW, THEREFORE,

KNOW ALL BY THESE PRESENTS that the undersigned, in his or her capacity as a director and/or officer, as the case may be, of one or more of Con Edison, Con Edison of New York and O&R, as the case may be, does hereby constitute and appoint Joan S. Freilich, Edward J. Rasmussen and Peter A. Irwin, and each of them severally, his or her true and lawful attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, the Form 10-K for the company or companies as to which the undersigned serves in such capacity, and any and all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission.  Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming all that said attorneys-in-fact or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 19th day of February 2004.

/s/ Ellen V. Futter
Ellen V. Futter

POWER OF ATTORNEY

WHEREAS Consolidated Edison, inc. (“Con Edison”), Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) and Orange and Rockland Utilities, Inc. (“O&R”) each intends to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended (the “Act”), its Annual Report on Form 10-K for the fiscal year ended December 31, 2003 (the “Form 10-K”) with any and all exhibits and other documents having relation thereto, as prescribed by the Securities and Exchange Commission pursuant to the Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

NOW, THEREFORE,

KNOW ALL BY THESE PRESENTS that the undersigned, in his or her capacity as a director and/or officer, as the case may be, of one or more of Con Edison, Con Edison of New York and O&R, as the case may be, does hereby constitute and appoint Joan S. Freilich, Edward J. Rasmussen and Peter A. Irwin, and each of them severally, his or her true and lawful attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, the Form 10-K for the company or companies as to which the undersigned serves in such capacity, and any and all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission.  Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming all that said attorneys-in-fact or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 24th day of February 2004.

/s/ Sally Hernandez-Pinero
Sally Hernandez-Pinero

POWER OF ATTORNEY

WHEREAS Consolidated Edison, inc. (“Con Edison”), Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) and Orange and Rockland Utilities, Inc. (“O&R”) each intends to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended (the “Act”), its Annual Report on Form 10-K for the fiscal year ended December 31, 2003 (the “Form 10-K”) with any and all exhibits and other documents having relation thereto, as prescribed by the Securities and Exchange Commission pursuant to the Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

NOW, THEREFORE,

KNOW ALL BY THESE PRESENTS that the undersigned, in his or her capacity as a director and/or officer, as the case may be, of one or more of Con Edison, Con Edison of New York and O&R, as the case may be, does hereby constitute and appoint Joan S. Freilich, Edward J. Rasmussen and Peter A. Irwin, and each of them severally, his or her true and lawful attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, the Form 10-K for the company or companies as to which the undersigned serves in such capacity, and any and all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission.  Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming all that said attorneys-in-fact or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 18th day of February 2004.

/s/ Peter W. Likins
Peter W. Likins

POWER OF ATTORNEY

WHEREAS Consolidated Edison, inc. (“Con Edison”), Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) and Orange and Rockland Utilities, Inc. (“O&R”) each intends to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended (the “Act”), its Annual Report on Form 10-K for the fiscal year ended December 31, 2003 (the “Form 10-K”) with any and all exhibits and other documents having relation thereto, as prescribed by the Securities and Exchange Commission pursuant to the Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

NOW, THEREFORE,

KNOW ALL BY THESE PRESENTS that the undersigned, in his or her capacity as a director and/or officer, as the case may be, of one or more of Con Edison, Con Edison of New York and O&R, as the case may be, does hereby constitute and appoint Joan S. Freilich, Edward J. Rasmussen and Peter A. Irwin, and each of them severally, his or her true and lawful attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, the Form 10-K for the company or companies as to which the undersigned serves in such capacity, and any and all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission.  Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming all that said attorneys-in-fact or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 24th day of February 2004.

/s/ Frederic V. Salerno
Frederic V. Salerno

POWER OF ATTORNEY

WHEREAS Consolidated Edison, inc. (“Con Edison”), Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) and Orange and Rockland Utilities, Inc. (“O&R”) each intends to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended (the “Act”), its Annual Report on Form 10-K for the fiscal year ended December 31, 2003 (the “Form 10-K”) with any and all exhibits and other documents having relation thereto, as prescribed by the Securities and Exchange Commission pursuant to the Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

NOW, THEREFORE,

KNOW ALL BY THESE PRESENTS that the undersigned, in his or her capacity as a director and/or officer, as the case may be, of one or more of Con Edison, Con Edison of New York and O&R, as the case may be, does hereby constitute and appoint Joan S. Freilich, Edward J. Rasmussen and Peter A. Irwin, and each of them severally, his or her true and lawful attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, the Form 10-K for the company or companies as to which the undersigned serves in such capacity, and any and all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission.  Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming all that said attorneys-in-fact or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 15th day of February 2004.

/s/ Richard A. Voell
Richard A. Voell

POWER OF ATTORNEY

WHEREAS Consolidated Edison, inc. (“Con Edison”), Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) and Orange and Rockland Utilities, Inc. (“O&R”) each intends to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended (the “Act”), its Annual Report on Form 10-K for the fiscal year ended December 31, 2003 (the “Form 10-K”) with any and all exhibits and other documents having relation thereto, as prescribed by the Securities and Exchange Commission pursuant to the Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

NOW, THEREFORE,

KNOW ALL BY THESE PRESENTS that the undersigned, in his or her capacity as a director and/or officer, as the case may be, of one or more of Con Edison, Con Edison of New York and O&R, as the case may be, does hereby constitute and appoint Joan S. Freilich, Edward J. Rasmussen and Peter A. Irwin, and each of them severally, his or her true and lawful attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, the Form 10-K for the company or companies as to which the undersigned serves in such capacity, and any and all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission.  Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming all that said attorneys-in-fact or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 19th day of February 2004.

/s/ Stephen R. Volk
Stephen R. Volk

POWER OF ATTORNEY

WHEREAS Consolidated Edison, inc. (“Con Edison”), Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) and Orange and Rockland Utilities, Inc. (“O&R”) each intends to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended (the “Act”), its Annual Report on Form 10-K for the fiscal year ended December 31, 2003 (the “Form 10-K”) with any and all exhibits and other documents having relation thereto, as prescribed by the Securities and Exchange Commission pursuant to the Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

NOW, THEREFORE,

KNOW ALL BY THESE PRESENTS that the undersigned, in his or her capacity as a director and/or officer, as the case may be, of one or more of Con Edison, Con Edison of New York and O&R, as the case may be, does hereby constitute and appoint Joan S. Freilich, Edward J. Rasmussen and Peter A. Irwin, and each of them severally, his or her true and lawful attorneys-in-fact, with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, the Form 10-K for the company or companies as to which the undersigned serves in such capacity, and any and all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed the same with the Securities and Exchange Commission.  Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming all that said attorneys-in-fact or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument this  18th day of February 2004.

/s/ George Strayton
George Strayton